UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2007

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BIOVERIS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-50583	80-0076765
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
Of Incorporation)	Identification Number)

16020 Industrial Drive
Gaithersburg, MD 20877

(Address of Principal Executive Offices and Zip Code)

_____________________________

(301) 869-9800

(Registrant’s Telephone Number, Including Area Code)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On May 14, 2007, the Executive Compensation Committee of the Board of Directors of BioVeris Corporation (the “Company”) approved cash bonuses to Samuel J. Wohlstadter, the Company’s Chairman and Chief Executive Officer, and George Migausky, the Company’s Vice President of Finance, Chief Financial Officer and Secretary, of $900,000 and $385,000, respectively, based on each executive officer’s performance during the Company’s fiscal year ended March 31, 2007. Each of the cash awards is payable on or about May 31, 2007. There were no changes in Mr. Wohlstadter’s and Mr. Migausky’s annual base salaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2007	BIOVERIS CORPORATION By:/s/ George V. Migausky Name: George V. Migausky Title: Vice President of Finance and Chief Financial Officer